EXHIBIT 10.1

Transactions Relating to the Ordinary Shares of the Issuer During the Past Sixty (60) Days

The following table sets forth all transactions relating to the Ordinary Shares of the Issuer that were effected during the past sixty (60) days by the applicable Reporting Person.

Reporting Person Name	Date of Event	Number of Shares	Price Per Share	Footnote
FLSPOF	6/16/2025	61,352	$19.4992	(1)
FLSPOF	6/24/2025	18,010	$18.4343	(2)
FLSPOF	6/25/2025	9,005	$18.2632	(3)
FLSPOF	8/11/2025	3,369	$23.97870	(4)
FLSPF	6/16/2025	207,971	$19.4992	(1)
FLSPF	6/24/2025	61,050	$18.4343	(2)
FLSPF	6/25/2025	30,525	$18.2632	(3)
FLSPF	8/11/2025	11,420	$23.97870	(4)
FLS X	6/16/2025	8,584	$19.4992	(1)
FLS X	6/24/2025	2,520	$18.4343	(2)
FLS X	6/25/2025	1,260	$18.2632	(3)
FLS X	8/11/2025	471	$23.97870	(4)
FLS XI	6/16/2025	22,858	$19.4992	(1)
FLS XI	6/24/2025	6,710	$18.4343	(2)
FLS XI	6/25/2025	3,355	$18.2632	(3)
FLS XI	8/11/2025	1,255	$23.97870	(4)
FLS XII	6/16/2025	39,891	$19.4992	(1)
FLS XII	6/24/2025	11,710	$18.4343	(2)
FLS XII	6/25/2025	5,855	$18.2632	(3)
FLS XII	8/11/2025	2,191	$23.97870	(4)

(1) These shares were purchased in multiple transactions at prices ranging from $19.20 to $19.50, inclusive.  The Reporting Person undertakes to provide to the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price.

(2) These shares were purchased in multiple transactions at prices ranging from $18.305 to $18.63, inclusive.  The Reporting Person undertakes to provide to the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price.

(3) These shares were purchased in multiple transactions at prices ranging from $18.10 to $18.3795, inclusive.  The Reporting Person undertakes to provide to the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price.

(4) These shares were purchased in multiple transactions at prices ranging from $23.91 to $24.00, inclusive.  The Reporting Person undertakes to provide to the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price.